                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR9

                               Marketing Materials

                            $20,279,208 (Approximate)

                            [WASHINGTON MUTUAL LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

               --------------------------------------------------
                                     Contacts
               --------------------------------------------------

               Mortgage Trading   Matt Miller      (212) 526-8315
                                  Rishi Bansal     (212) 526-8315

               Syndicate          Kevin White      (212) 526-9519
                                  Daniel Covello   (212) 526-9519

               Mortgage Finance   Sam Tabet        (212) 526-7512
                                  Matt Lewis       (212) 526-7447
                                  Martin Priest    (212) 526-0212

               Structuring        Khalil Kanaan    (212) 526-5500

               --------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                              Date Prepared: July 22, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR9
              $20,279,208 (Approximate, Subject to +/- 5% Variance)

                   Privately Offered Subordinate Certificates
                   Adjustable Rate Residential Mortgage Loans

===================================================================================================
                             WAL (Yrs)     Pmt Window
            Principal (2)       To          (Months)     Interest
                Amount       Maturity/    To Maturity/     Rate                    Expected Ratings
Class (1)     (Approx.)        Call           Call         Type     Tranche Type     Moody's/S&P
---------   -------------   -----------   ------------   --------   ------------   ----------------
  I-B-4      $ 5,671,000    5.07 / 4.75   1-360 / 1-97     (3)       Subordinate       [Ba2/NR]
  I-B-5      $ 1,745,000    5.07 / 4.75   1-360 / 1-97     (3)       Subordinate        [B2/NR]
  I-B-6      $ 3,491,685    5.07 / 4.75   1-360 / 1-97     (3)       Subordinate        [NR/NR]
===================================================================================================
  Total:     $10,907,685

===================================================================================================
                             WAL (Yrs)     Pmt Window
            Principal (2)       To          (Months)     Interest
                Amount       Maturity/    To Maturity/     Rate                    Expected Ratings
Class (1)     (Approx.)        Call           Call         Type     Tranche Type     Moody's/S&P
---------   -------------   -----------   ------------   --------   ------------   ----------------

  II-B-4      $5,622,000    5.15 / 4.84   1-360 / 1-98     (4)       Subordinate       [Ba2/NR]
  II-B-5      $1,249,000    5.15 / 4.84   1-360 / 1-98     (4)       Subordinate        [B2/NR]
  II-B-6      $2,500,523    5.15 / 4.84   1-360 / 1-98     (4)       Subordinate        [NR/NR]
===================================================================================================
  Total:      $9,371,523

(1) The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

(2) The Privately Offered Certificates (as described herein) are collateralized by a pool of MTA and COFI indexed monthly adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%

(3) The Class I-B-4, Class I-B-5 and Class I-B-6 Certificates will have a coupon equal to the lesser of (i) MTA plus 1.40% and (ii) the Net WAC of the Group I Mortgage Loans.

(4) The Class II-B-4, Class II-B-5 and Class II-B-6 Certificates will have a coupon equal to the lesser of (i) COFI plus 1.25% and (ii) the Net WAC of the Group II Mortgage Loans.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:        Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:               Washington Mutual Bank, FA ("WMBFA").

Underwriter:            Lehman Brothers

Dealer:                 WaMu Capital Corp.

Trustee:                Deutsche Bank National Trust Company

Rating Agencies:        Moody's and S&P will rate the Senior Certificates, Class
                        I-B-1, Class II-B-1, Class I-B-2, Class II-B-2, Class
                        I-B-3 and Class II-B-3 Certificates. The Class I-B-4,
                        Class II-B-4, Class I-B-5 and Class II-B-5 Certificates will be rated by Moody's only. The Class I-B-6 and Class
                        II-B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:           The Cut-off Date is July 1, 2002.

Expected Pricing Date:  On or about July [22], 2002.

Closing Date:           On or about July 26, 2002.

Distribution Date:      The 25th of each month (or if such day is not a business
                        day, the next succeeding business day), commencing in August 2002.

Certificates:           The "Privately Offered Certificates" will consist of the
                        Class I-B-4, Class II-B-4, Class I-B-5, Class II-B-5,
                        Class I-B-6 and Class II-B-6 Certificates. The "Senior
                        Certificates" will consist of the Class I-A, Class II-A,
                        Class I-R and Class II-R Certificates. The "Subordinate
                        Certificates" will consist of the Class I-B-1, Class
                        II-B-1, Class I-B-2, Class II-B-2, Class I-B-3, Class
                        II-B-3, Class I-B-4, Class II-B-4, Class I-B-5, Class
                        II-B-5, Class I-B-6 and Class II-B-6 Certificates. The
                        Class I-A, Class I-R, Class II-R, Class I-B-1, Class
                        II-B-1, Class I-B-2, Class II-B-2, Class I-B-3 and Class
                        II-B-3 Certificates are collectively referred to herein as the "Offered Certificates." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:       The Privately Offered Certificates will settle with
                        accrued interest from the Cut-off Date, up to but not including the Closing Date ([25] days).

Interest Accrual
Period: The interest accrual period for the Privately Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:           The Privately Offered Certificates will be made
                        available in definitive fully registered physical form.

Federal Tax Treatment:  It is anticipated that the Privately Offered
                        Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:      The Privately Offered Certificates are not expected to
                        be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                        Code or other similar laws.

SMMEA Treatment:        The Privately Offered Certificates will not constitute
                        "mortgage related securities" for purposes of SMMEA.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Eligible  Investors:    Investors will be required to deliver representation
                        letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:   The terms of the transaction allow for a termination of
                        the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                        (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 30% CPR.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the mortgage loans described herein is approximately
                        $1,497,233,410 (the "Mortgage Loans"). The mortgage pool consists of conventional, COFI and MTA-indexed adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years. All of the Mortgage Loans are assumable to the extent provided in the related mortgage note.

                        Group I Mortgage Loans: The Group I Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 12-month moving average of the 1-year CMT index (the "MTA"). The Group I Mortgage Loans have an initial fixed-rate period ranging from 1 to 12 months. All but two of the Group I Mortgage Loans has a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        Group II Mortgage Loans: The Group II Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 11th District Cost of Funds index (the "COFI"). The Group II Mortgage Loans have an initial fixed-rate period ranging from 1 to 14 months. All but one of the Group II Mortgage Loans have a next rate adjustment date on August 1, 2002. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above to a fully amortizing amount based on the then current mortgage rate and (iii) if the unpaid principal balance would otherwise exceed a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to a fully amortizing amount based on the then current mortgage rate .

                        See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown in the Mortgage Loan information herein.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                        The Relationship between the loan groups and the Privately Offered Certificates. The certificates whose class designation begins with "I" correspond to loan group I. The certificates whose class designation begins with "II" correspond to loan group II.

Pass-Through Rate:      The Pass-Through Rate for each Mortgage Loan is equal to
                        its per annum interest rate less the sum of the related
                        Servicing Fee rate and the Master Servicing Fee rate
                        (0.05%). The Servicing Fee Rate for each Mortgage Loan is equal to its margin less the sum of the margin for the certificates related to such group and the master servicing fee rate.

Net WAC: For either the Group I or Group II Mortgage Loans, the weighted average of the Pass-Through Rates on each mortgage loan in such group as of the second preceding Due Date.

Credit Enhancement:     Senior/subordinate, shifting interest structure. The
                        credit enhancement information shown below is subject to final rating agency approval.

                        Credit enhancement for the Class I-B-4 Certificates will consist of the subordination of the Class I-B-5 and Class I-B-6 Certificates (total subordination initially [0.60]%)

                        Credit enhancement for the Class I-B-5 Certificates will consist of the subordination of the Class I-B-6 Certificates (total subordination initially [0.40]%).

                        The Class I-B-6 Certificates will not have the benefit of any credit enhancement.

                        Credit enhancement for the Class II-B-4 Certificates will consist of the subordination of the Class I-B-5 and Class I-B-6 Certificates (total subordination initially [0.60]%)

                        Credit enhancement for the Class II-B-5 Certificates will consist of the subordination of the Class II-B-6 Certificates (total subordination initially [0.40]%).

                        The Class II-B-6 Certificates will not have the benefit of any credit enhancement.

Shifting Interest:      Until the first Distribution Date occurring after July
                        2012, the Subordinate Certificates that correspond to each loan group will be locked out from receipt of unscheduled principal (unless the Senior Certificates in its corresponding loan group are paid down to zero or the credit enhancement provided by the its Subordinate
                        Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                        Periods:                  Unscheduled Principal Payments (%)
                        --------                  ----------------------------------
                        August 2002 - July 2012            0% Pro Rata Share
                        August 2012 - July 2013           30% Pro Rata Share
                        August 2013 - July 2014           40% Pro Rata Share
                        August 2014 - July 2015           60% Pro Rata Share
                        August 2015 - July 2016           80% Pro Rata Share
                        August 2016 and after            100% Pro Rata Share

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                        Distribution Date in July 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                        Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:        Any loss realized on a mortgage loan in a loan group,
                        other than excess losses, on the Mortgage Loans will be allocated among the related certificates as follows:
                        first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior
                        Certificates until each respective class principal balance has been reduced to zero.

                        Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Deferred Interest:      The Mortgage Loans can have negative amortization,
                        whereby the excess of (i) interest accrued on a Mortgage
                        Loan over (ii) the monthly payment on the Mortgage Loan, is deferred and added to the unpaid principal balance of the Mortgage Loans ("Deferred Interest").

                        The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.

Certificates Priority
of Distributions:       Available funds from the Group I Mortgage Loans will be
                        distributed in the following order of priority :

                            1) Classes I-A and I-R, accrued and unpaid interest, at the related Certificate Interest Rate;
                            2) Class I-R Certificate, principal, until its balance is reduced to zero;
                            3)     Class I-A Certificate, principal, until its
                                   principal balance is reduced to zero;
                            4)     Class I-B-1 Certificates, accrued and unpaid
                                   interest at the Class B-1 Certificate
                                   Interest Rate;
                            5) Class I-B-1 Certificates, principal allocable to such Class;
                            6) Class I-B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                            7) Class I-B-2 Certificates, principal allocable to such Class;
                            8) Class I-B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                            9) Class I-B-3 Certificates, principal allocable to such Class;
                            10) Class I-B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;
                            11) Class I-B-4 Certificates, principal allocable to such Class;
                            12) Class I-B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;
                            13) Class I-B-5 Certificates, principal allocable to such Class;
                            14) Class I-B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;
                            15) Class I-B-6 Certificates, principal allocable to such Class; and
                            16)    Class I-R Certificate, any remaining amount.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                        Available funds from the Group II Mortgage Loans will be distributed in the following order of priority:
                            1) Classes II-A and II-R, accrued and unpaid interest, at the related Certificate Interest Rate;
                            2) Class II-R Certificate, principal, until its balance is reduced to zero;
                            3)     Class II-A Certificate, principal, until its
                                   principal balance is reduced to zero;
                            4)     Class II-B-1 Certificates, accrued and unpaid
                                   interest at the Class B-1 Certificate
                                   Interest Rate;
                            5)     Class II-B-1 Certificates, principal
                                   allocable to such Class;
                            6) Class II-B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                            7)     Class II-B-2 Certificates, principal
                                   allocable to such Class;
                            8) Class II-B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                            9)     Class II-B-3 Certificates, principal
                                   allocable to such Class;
                            10) Class II-B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;
                            11)    Class II-B-4 Certificates, principal
                                   allocable to such Class;
                            12) Class II-B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;
                            13)    Class II-B-5 Certificates, principal
                                   allocable to such Class;
                            14) Class II-B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;
                            15)    Class II-B-6 Certificates, principal
                                   allocable to such Class; and
                            16)    Class II-R Certificate, any remaining amount.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (212) 526-8315.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                              Sensitivity Analysis

Class I-B-4 to Maturity
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                          15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===================================================================================
Price 75-00                8.159     9.177     10.061    10.852    11.690    12.559
===================================================================================
WAL (yr)                    9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay            8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay             7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)                   6.40     5.14       4.40     3.90       3.47     3.12
-----------------------------------------------------------------------------------

Class I-B-5 to Maturity
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                          15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===================================================================================
Price 60-00                11.821    13.730    15.377    16.845    18.417   20.062
===================================================================================
WAL (yr)                    9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay            8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay             7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)                   5.78     4.65       3.99     3.54       3.15     2.82
-----------------------------------------------------------------------------------

Class I-B-6 to Maturity
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                          15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
===================================================================================
Price 20-00                37.043    44.457    50.830    56.615    63.257    70.598
===================================================================================
WAL (yr)                    9.16     7.05       5.85     5.07       4.45     3.95
First Prin Pay            8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay             7/25/32   7/25/32   7/25/32   7/25/32   7/25/32   7/25/32
MDUR (yr)                   3.24     2.73       2.39     2.14       1.89     1.67
-----------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class II-B-4 to Maturity
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                           15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
Price 75-00                 8.137     9.145     10.025    10.812    11.646    12.512
====================================================================================
WAL (yr)                     9.39     7.21       5.96     5.15       4.52     4.01
First Prin Pay             8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              8/25/32   8/25/32   8/25/32   8/25/32   8/25/32   8/25/32
MDUR (yr)                    6.56     5.25       4.48     3.97       3.53     3.16
------------------------------------------------------------------------------------

Class II-B-5 to Maturity
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                           15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
Price 60-00                 11.698    13.590    15.227    16.689    18.253    19.893
====================================================================================
WAL (yr)                     9.39     7.21       5.96     5.15       4.52     4.01
First Prin Pay             8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              8/25/32   8/25/32   8/25/32   8/25/32   8/25/32   8/25/32
MDUR (yr)                    5.95     4.77       4.08     3.62       3.21     2.87
------------------------------------------------------------------------------------

Class II-B-6 to Maturity
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                           15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
Price 20-00                 35.670    43.047    49.394   55.154     61.754    69.044
====================================================================================
WAL (yr)                     9.39     7.21       5.96     5.15       4.52     4.01
First Prin Pay             8/25/02   8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              8/25/32   8/25/32   8/25/32   8/25/32   8/25/32   8/25/32
MDUR (yr)                    3.48     2.89       2.52     2.24       1.97     1.73
------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class I-B-4 to Call
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
=====================================================================================
Price 75-00                 8.235      9.298     10.238    11.093    12.014    12.982
=====================================================================================
WAL (yr)                     8.75      6.69       5.52     4.75       4.15     3.66
First Prin Pay             8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              6/25/18   11/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)                    6.32      5.07       4.32     3.80       3.37     3.00
-------------------------------------------------------------------------------------

Class I-B-5 to Call
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
=====================================================================================
Price 60-00                 11.922    13.892     15.621    17.190    18.896    20.703
=====================================================================================
WAL (yr)                     8.75      6.69       5.52     4.75       4.15     3.66
First Prin Pay             8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              6/25/18   11/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)                    5.76      4.63       3.96     3.50       3.10     2.76
-------------------------------------------------------------------------------------

Class I-B-6 to Call
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
=====================================================================================
Price 20-00                 37.080    44.527     50.969    56.872    63.698    71.294
=====================================================================================
WAL (yr)                     8.75      6.69       5.52     4.75       4.15     3.66
First Prin Pay             8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              6/25/18   11/25/14   5/25/12   8/25/10   4/25/09   4/25/08
MDUR (yr)                    3.24      2.74       2.40     2.15       1.91     1.68
-------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

 This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

Class II-B-4 to Call
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
=====================================================================================
Price 75-00                 8.208      9.264     10.197    11.045    11.957    12.915
=====================================================================================
WAL (yr)                     8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay             8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)                    6.49      5.18       4.40     3.87       3.43     3.05
-------------------------------------------------------------------------------------

Class II-B-5 to Call
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
=====================================================================================
Price 60-00                 11.793    13.749     15.465    17.022    18.713    20.502
=====================================================================================
WAL (yr)                     8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay             8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)                    5.93      4.75       4.05     3.57       3.16     2.81
-------------------------------------------------------------------------------------

Class II-B-6 to Call
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                           15% CPR    20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
=====================================================================================
Price 20-00                 35.707    43.121     49.536    55.409    62.183    69.709
=====================================================================================
WAL (yr)                     8.98      6.83       5.62     4.84       4.22     3.72
First Prin Pay             8/25/02    8/25/02   8/25/02   8/25/02   8/25/02   8/25/02
Last Prin Pay              9/25/18   12/25/14   6/25/12   9/25/10   5/25/09   5/25/08
MDUR (yr)                    3.49      2.90       2.53     2.25       1.99     1.74
-------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the secuSities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                   Price-Yield Table: Class I-B-4 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  67-16      9.842      6.10      11.270     4.90      12.507     4.20
  68-00      9.722                11.120               12.332
  68-16      9.602                10.972               12.159
  69-00      9.484                10.825               11.988
  69-16      9.368                10.680               11.818

  70-00      9.252      6.20      10.536     4.98      11.650     4.27
  70-16      9.138                10.394               11.484
  71-00      9.025                10.253               11.320
  71-16      8.913                10.114               11.157
  72-00      8.802                 9.976               10.996

  72-16      8.692      6.30       9.839     5.06      10.836     4.33
  73-00      8.583                 9.704               10.678
  73-16      8.476                 9.570               10.522
  74-00      8.369                 9.438               10.367
  74-16      8.264                 9.307               10.213

  75-00      8.159      6.40       9.177     5.14      10.061     4.40
  75-16      8.056                 9.048                9.911
  76-00      7.953                 8.920                9.762
  76-16      7.852                 8.794                9.614
  77-00      7.751                 8.669                9.468

  77-16      7.652      6.49       8.545     5.22       9.323     4.46
  78-00      7.553                 8.422                9.179
  78-16      7.455                 8.300                9.037
  79-00      7.358                 8.180                8.896
  79-16      7.262                 8.060                8.756

  80-00      7.167      6.58       7.942     5.29       8.618     4.52
  80-16      7.073                 7.825                8.480
  81-00      6.979                 7.708                8.344
  81-16      6.887                 7.593                8.210
  82-00      6.795                 7.479                8.076

  82-16      6.704      6.67       7.366     5.36       7.944     4.58
------------------------------------------------------------------------
   WAL        9.16                  7.05                 5.85
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  67-16      13.611     3.72      14.786     3.32      16.010     2.97
  68-00      13.414               14.564               15.763
  68-16      13.219               14.345               15.519
  69-00      13.025               14.128               15.277
  69-16      12.834               13.914               15.038

  70-00      12.645     3.78      13.701     3.37      14.801     3.02
  70-16      12.457               13.491               14.566
  71-00      12.272               13.283               14.334
  71-16      12.088               13.077               14.105
  72-00      11.906               12.873               13.877

  72-16      11.726     3.84      12.671     3.42      13.652     3.07
  73-00      11.548               12.471               13.429
  73-16      11.372               12.273               13.208
  74-00      11.197               12.076               12.990
  74-16      11.024               11.882               12.773

  75-00      10.852     3.90      11.690     3.47      12.559     3.12
  75-16      10.682               11.499               12.347
  76-00      10.514               11.310               12.136
  76-16      10.347               11.123               11.928
  77-00      10.182               10.938               11.721

  77-16      10.019     3.95      10.754     3.52      11.517     3.16
  78-00       9.856               10.572               11.314
  78-16       9.696               10.392               11.114
  79-00       9.537               10.213               10.915
  79-16       9.379               10.036               10.718

  80-00       9.222     4.01       9.861     3.57      10.522     3.21
  80-16       9.067                9.687               10.329
  81-00       8.914                9.515               10.137
  81-16       8.762                9.344                9.947
  82-00       8.611                9.175                9.758

  82-16       8.461     4.06       9.007     3.62       9.571     3.25
------------------------------------------------------------------------
   WAL         5.07                 4.45                 3.95
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                   Price-Yield Table: Class I-B-5 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
   52-16     14.198     5.43      16.679     4.38      18.813     3.76
   53-00     14.024               16.464               18.562
   53-16     13.853               16.252               18.315
   54-00     13.684               16.042               18.071
   54-16     13.518               15.836               17.831

   55-00     13.353     5.55      15.632     4.47      17.593     3.84
   55-16     13.191               15.430               17.359
   56-00     13.031               15.232               17.127
   56-16     12.873               15.036               16.899
   57-00     12.717               14.842               16.673

   57-16     12.563     5.66      14.651     4.56      16.450     3.91
   58-00     12.411               14.462               16.230
   58-16     12.261               14.275               16.013
   59-00     12.112               14.091               15.798
   59-16     11.966               13.909               15.586

   60-00     11.821     5.78      13.730     4.65      15.377     3.99
   60-16     11.678               13.552               15.170
   61-00     11.537               13.377               14.965
   61-16     11.397               13.203               14.763
   62-00     11.259               13.032               14.563

   62-16     11.123     5.89      12.862     4.74      14.366     4.06
   63-00     10.988               12.695               14.170
   63-16     10.855               12.530               13.977
   64-00     10.724               12.366               13.786
   64-16     10.593               12.204               13.597

   65-00     10.465     5.99      12.044     4.82      13.411     4.13
   65-16     10.337               11.886               13.226
   66-00     10.212               11.729               13.043
   66-16     10.087               11.575               12.863
   67-00      9.964               11.421               12.684

   67-16      9.842     6.10      11.270     4.90      12.507     4.20
------------------------------------------------------------------------
   WAL         9.16                 7.05                 5.85
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
   52-16     20.714     3.34      22.762     2.98      24.919     2.66
   53-00     20.432               22.445               24.565
   53-16     20.154               22.133               24.215
   54-00     19.879               21.825               23.871
   54-16     19.608               21.520               23.530

   55-00     19.341     3.41      21.220     3.04      23.194     2.72
   55-16     19.077               20.923               22.863
   56-00     18.817               20.631               22.536
   56-16     18.559               20.342               22.213
   57-00     18.305               20.056               21.894

   57-16     18.054     3.48      19.775     3.10      21.579     2.77
   58-00     17.807               19.496               21.268
   58-16     17.562               19.222               20.961
   59-00     17.320               18.950               20.658
   59-16     17.081               18.682               20.358

   60-00     16.845     3.54      18.417     3.15      20.062     2.82
   60-16     16.612               18.155               19.770
   61-00     16.382               17.896               19.481
   61-16     16.154               17.640               19.195
   62-00     15.929               17.387               18.913

   62-16     15.706     3.60      17.138     3.21      18.634     2.88
   63-00     15.486               16.890               18.358
   63-16     15.268               16.646               18.085
   64-00     15.053               16.405               17.816
   64-16     14.840               16.166               17.549

   65-00     14.630     3.66      15.929     3.26      17.286     2.93
   65-16     14.422               15.696               17.025
   66-00     14.216               15.465               16.767
   66-16     14.012               15.236               16.512
   67-00     13.811               15.010               16.260

   67-16     13.611     3.72      14.786     3.32      16.010     2.97
------------------------------------------------------------------------
   WAL         5.07                 4.45                 3.95
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

    This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                   Price-Yield Table: Class I-B-6 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  12-16      53.970     2.32      64.072     2.05      72.977     1.83
  13-00      52.327               62.209               70.893
  13-16      50.792               60.461               68.933
  14-00      49.354               58.816               67.086
  14-16      48.003               57.264               65.340

  15-00      46.730     2.66      55.796     2.31      63.687     2.04
  15-16      45.528               54.406               62.117
  16-00      44.390               53.085               60.625
  16-16      43.311               51.828               59.204
  17-00      42.286               50.631               57.847

  17-16      41.309     2.97      49.488     2.53      56.551     2.23
  18-00      40.379               48.395               55.310
  18-16      39.489               47.349               54.121
  19-00      38.639               46.345               52.980
  19-16      37.825               45.383               51.884

  20-00      37.043     3.24      44.457     2.73      50.830     2.39
  20-16      36.293               43.567               49.814
  21-00      35.572               42.710               48.836
  21-16      34.878               41.883               47.892
  22-00      34.210               41.085               46.980

  22-16      33.565     3.48      40.315     2.91      46.099     2.54
  23-00      32.943               39.570               45.246
  23-16      32.342               38.849               44.421
  24-00      31.760               38.151               43.621
  24-16      31.198               37.475               42.846

  25-00      30.653     3.70      36.820     3.07      42.094     2.68
  25-16      30.126               36.184               41.364
  26-00      29.614               35.566               40.655
  26-16      29.117               34.966               39.966
  27-00      28.635               34.383               39.296

  27-16      28.166     3.91      33.816     3.23      38.643     2.81
------------------------------------------------------------------------
   WAL         9.16                 7.05                 5.85
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  12-16      81.281     1.65      91.184     1.46     102.428     1.28
  13-00      78.968               88.565               99.437
  13-16      76.792               86.101               96.624
  14-00      74.738               83.776               93.970
  14-16      72.796               81.577               91.461

  15-00      70.956     1.84      79.493     1.62      89.084     1.42
  15-16      69.209               77.514               86.827
  16-00      67.546               75.631               84.681
  16-16      65.962               73.837               82.637
  17-00      64.450               72.125               80.686

  17-16      63.004     2.00      70.487     1.76      78.822     1.55
  18-00      61.619               68.920               77.038
  18-16      60.292               67.418               75.329
  19-00      59.018               65.975               73.688
  19-16      57.793               64.590               72.113

  20-00      56.615     2.14      63.257     1.89      70.598     1.67
  20-16      55.480               61.973               69.139
  21-00      54.387               60.735               67.734
  21-16      53.331               59.541               66.378
  22-00      52.311               58.388               65.070

  22-16      51.325     2.27      57.273     2.01      63.805     1.77
  23-00      50.372               56.195               62.582
  23-16      49.448               55.151               61.399
  24-00      48.553               54.139               60.253
  24-16      47.686               53.159               59.142

  25-00      46.844     2.39      52.207     2.12      58.064     1.87
  25-16      46.026               51.284               57.019
  26-00      45.232               50.387               56.004
  26-16      44.460               49.515               55.017
  27-00      43.709               48.666               54.058

  27-16      42.978     2.50      47.841     2.22      53.125     1.96
------------------------------------------------------------------------
   WAL         5.07                 4.45                 3.95
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   7/25/32              7/25/32              7/25/32
------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

    This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                   Price-Yield Table: Class II-B-4 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  67-16      9.776      6.27      11.191     5.02      12.421     4.29
  68-00      9.659                11.045               12.249
  68-16      9.543                10.900               12.080
  69-00      9.428                10.757               11.912
  69-16      9.314                10.615               11.746

  70-00      9.202      6.36      10.475     5.10      11.582     4.35
  70-16      9.091                10.336               11.419
  71-00      8.980                10.198               11.258
  71-16      8.871                10.062               11.098
  72-00      8.763                9.927                10.941

  72-16      8.656      6.46      9.794      5.18      10.784     4.42
  73-00      8.550                9.662                10.629
  73-16      8.446                9.531                10.476
  74-00      8.342                9.401                10.324
  74-16      8.239                9.273                10.174

  75-00      8.137      6.56      9.146      5.25      10.025     4.48
  75-16      8.036                9.020                9.877
  76-00      7.936                8.895                9.731
  76-16      7.837                8.771                9.586
  77-00      7.739                8.649                9.443

  77-16      7.642      6.65      8.527      5.33      9.301      4.55
  78-00      7.546                8.407                9.160
  78-16      7.450                8.288                9.020
  79-00      7.356                8.170                8.882
  79-16      7.262                8.053                8.745

  80-00      7.169      6.74      7.937      5.40      8.609      4.61
  80-16      7.077                7.822                8.474
  81-00      6.986                7.708                8.341
  81-16      6.895                7.595                8.208
  82-00      6.805                7.484                8.077

  82-16      6.717      6.83      7.373      5.47      7.947      4.67
------------------------------------------------------------------------
   WAL         9.39                 7.21                 5.96
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/32              8/25/32              8/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  67-16      13.520     3.80      14.690     3.38      15.909     3.02
  68-00      13.326               14.472               15.666
  68-16      13.135               14.257               15.426
  69-00      12.945               14.044               15.188
  69-16      12.758               13.833               14.953

  70-00      12.572     3.85      13.624     3.43      14.719     3.07
  70-16      12.388               13.417               14.489
  71-00      12.206               13.213               14.260
  71-16      12.026               13.010               14.034
  72-00      11.847               12.810               13.810

  72-16      11.671     3.91      12.611     3.48      13.589     3.12
  73-00      11.496               12.414               13.369
  73-16      11.322               12.219               13.152
  74-00      11.151               12.026               12.937
  74-16      10.981               11.835               12.723

  75-00      10.812     3.97      11.646     3.53      12.512     3.16
  75-16      10.645               11.459               12.303
  76-00      10.480               11.273               12.096
  76-16      10.316               11.089               11.891
  77-00      10.154               10.906               11.687

  77-16      9.993      4.02      10.726     3.58      11.486     3.21
  78-00      9.834                10.547               11.286
  78-16      9.676                10.369               11.088
  79-00      9.519                10.194               10.892
  79-16      9.364                10.019               10.698

  80-00      9.211      4.07      9.847      3.63      10.506     3.25
  80-16      9.058                9.675                10.315
  81-00      8.907                9.506                10.126
  81-16      8.758                9.338                9.938
  82-00      8.609                9.171                9.752

  82-16      8.462      4.13      9.006      3.67      9.568      3.30
------------------------------------------------------------------------
   WAL         5.15                 4.52                 4.01
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/32              8/25/32              8/25/32
------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

    This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in conection with the proposed transaction.

                  Price-Yield Table: Class II-B-5 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  52-16      14.000     5.61      16.459     4.51      18.579     3.86
  53-00      13.832               16.250               18.335
  53-16      13.666               16.044               18.094
  54-00      13.503               15.840               17.857
  54-16      13.342               15.639               17.622

  55-00      13.183     5.73      15.441     4.60      17.390     3.93
  55-16      13.026               15.245               17.162
  56-00      12.871               15.052               16.936
  56-16      12.718               14.861               16.713
  57-00      12.566               14.673               16.493

  57-16      12.417     5.84      14.487     4.69      16.275     4.01
  58-00      12.270               14.303               16.061
  58-16      12.124               14.121               15.848
  59-00      11.981               13.942               15.639
  59-16      11.839               13.765               15.432

  60-00      11.698     5.95      13.590     4.77      15.227     4.08
  60-16      11.560               13.417               15.025
  61-00      11.423               13.246               14.825
  61-16      11.287               13.077               14.627
  62-00      11.153               12.910               14.432

  62-16      11.021     6.06      12.745     4.86      14.239     4.15
  63-00      10.890               12.582               14.048
  63-16      10.761               12.420               13.859
  64-00      10.633               12.261               13.672
  64-16      10.506               12.103               13.488

  65-00      10.381     6.16      11.947     4.94      13.305     4.22
  65-16      10.258               11.792               13.124
  66-00      10.135               11.640               12.946
  66-16      10.014               11.489               12.769
  67-00       9.894               11.339               12.594

  67-16       9.776     6.27      11.191     5.02      12.421     4.29
------------------------------------------------------------------------
   WAL         9.39                 7.21                 5.96
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/32              8/25/32              8/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price     Yield     Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  52-16      20.472     3.42      22.511     3.04      24.659     2.71
  53-00      20.196               22.201               24.312
  53-16      19.924               21.895               23.969
  54-00      19.656               21.593               23.631
  54-16      19.391               21.295               23.297

  55-00      19.130     3.49      21.001     3.10      22.967     2.77
  55-16      18.872               20.710               22.642
  56-00      18.617               20.424               22.321
  56-16      18.366               20.141               22.004
  57-00      18.117               19.861               21.691

  57-16      17.872     3.55      19.585     3.16      21.382     2.82
  58-00      17.630               19.312               21.077
  58-16      17.390               19.043               20.775
  59-00      17.154               18.776               20.478
  59-16      16.920               18.513               20.183

  60-00      16.689     3.62      18.253     3.21      19.893     2.87
  60-16      16.460               17.997               19.605
  61-00      16.235               17.743               19.321
  61-16      16.012               17.492               19.041
  62-00      15.791               17.244               18.763

  62-16      15.573     3.68      16.998     3.27      18.489     2.92
  63-00      15.357               16.756               18.218
  63-16      15.144               16.516               17.950
  64-00      14.933               16.279               17.685
  64-16      14.725               16.045               17.423

  65-00      14.519     3.74      15.813     3.32      17.164     2.97
  65-16      14.314               15.583               16.907
  66-00      14.113               15.356               16.654
  66-16      13.913               15.132               16.403
  67-00      13.715               14.909               16.155

  67-16      13.520     3.80      14.690     3.38      15.909     3.02
------------------------------------------------------------------------
   WAL         5.15                 4.52                 4.01
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/32              8/25/32              8/25/32
------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

    This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in conection with the proposed transaction.

                   Price-Yield Table: Class II-B-6 to Maturity

------------------------------------------------------------------------
  % CPR            15%                  20%                  25%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  12-16      51.148     2.57      61.295     2.23      70.200     1.97
  13-00      49.668               59.582               68.262
  13-16      48.281               57.971               66.435
  14-00      46.978               56.451               64.710
  14-16      45.750               55.014               63.077

  15-00      44.590     2.91      53.653     2.48      61.528     2.18
  15-16      43.493               52.361               60.055
  16-00      42.451               51.131               58.652
  16-16      41.461               49.959               57.314
  17-00      40.518               48.841               56.035

  17-16      39.619     3.21      47.771     2.70      54.812     2.36
  18-00      38.760               46.747               53.639
  18-16      37.938               45.766               52.514
  19-00      37.151               44.824               51.434
  19-16      36.396               43.918               50.394

  20-00      35.670     3.48      43.047     2.89      49.394     2.52
  20-16      34.973               42.208               48.429
  21-00      34.301               41.399               47.499
  21-16      33.654               40.618               46.600
  22-00      33.029               39.864               45.732

  22-16      32.427     3.72      39.134     3.07      44.892     2.66
  23-00      31.844               38.429               44.079
  23-16      31.281               37.746               43.291
  24-00      30.736               37.084               42.527
  24-16      30.208               36.442               41.787

  25-00      29.696     3.93      35.819     3.23      41.067     2.80
  25-16      29.199               35.214               40.368
  26-00      28.717               34.626               39.689
  26-16      28.249               34.054               39.029
  27-00      27.794               33.499               38.386

  27-16      27.351     4.13      32.958     3.38      37.760     2.92
------------------------------------------------------------------------
   WAL         9.39                 7.21                5.96
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/32              8/25/32              8/25/32
------------------------------------------------------------------------

------------------------------------------------------------------------
  % CPR            30%                  35%                  40%
------------------------------------------------------------------------
  Price      Yield    Duration    Yield    Duration    Yield    Duration
---------   -------   --------   -------   --------   -------   --------
  12-16      78.474     1.76      88.304     1.54      99.447     1.34
  13-00      76.307               85.834               96.610
  13-16      74.264               83.506               93.938
  14-00      72.333               81.306               91.413
  14-16      70.504               79.222               89.024

  15-00      68.768     1.94      77.245     1.71      86.758     1.49
  15-16      67.117               75.365               84.604
  16-00      65.544               73.574               82.553
  16-16      64.044               71.866               80.598
  17-00      62.609               70.234               78.730

  17-16      61.236     2.10      68.671     1.85      76.944     1.61
  18-00      59.921               67.174               75.233
  18-16      58.658               65.738               73.592
  19-00      57.445               64.358               72.016
  19-16      56.278               63.031               70.502

  20-00      55.154     2.24      61.754     1.97      69.044     1.73
  20-16      54.070               60.523               67.640
  21-00      53.025               59.335               66.287
  21-16      52.015               58.188               64.980
  22-00      51.040               57.080               63.718

  22-16      50.095     2.37      56.008     2.09      62.498     1.83
  23-00      49.181               54.970               61.317
  23-16      48.296               53.965               60.174
  24-00      47.437               52.991               59.066
  24-16      46.604               52.046               57.992

  25-00      45.795     2.49      51.128     2.19      56.950     1.93
  25-16      45.009               50.237               55.938
  26-00      44.245               49.371               54.955
  26-16      43.502               48.529               53.999
  27-00      42.779               47.710               53.070

  27-16      42.075     2.60      46.912     2.29      52.165     2.02
------------------------------------------------------------------------
   WAL         5.15                 4.52                 4.01
First Pay   8/25/02              8/25/02              8/25/02
 Last Pay   8/25/32              8/25/32              8/25/32
------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)